Exhibit 99.1

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Introduction to Pro Forma Financial Information

Introduction

The following pro forma financial information for Centro NP LLC (as successor to New Plan Excel Realty Trust, Inc. and its subsidiaries) (collectively the “Company”) has been prepared to give effect to the distribution of 51% of certain entities owning approximately $610.0 million of assets (the “November Transferred Assets”) to Super LLC and the contribution of the remaining 49% of such entities to Centro NP Residual Holding LLC (“NP Residual Holding”), a limited liability company formed in August 2007, of which the Company owns 49% and Super LLC owns 51%.

In connection with the formation of NP Residual Holding in August, the Company contributed 49% of its interest in certain subsidiaries owning 18 real properties (the “August Transferred Assets”) with an approximate value of $398 million, to NP Residual Holding. The Company distributed the remaining 51% of its interest in such entities to its parent, Super LLC. The unaudited pro forma financial statements reflecting such transactions of the Company as of June 30, 2007, have been filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on August 21, 2007. A description of prior transactions is provided as a basis for understanding the pro forma financial information provided by the Company.

Merger Transaction

On February 27, 2007, New Plan Excel Realty Trust, Inc. (“New Plan”), and Excel Realty Partners, L.P., a Delaware limited partnership in which New Plan, through a wholly owned subsidiary, is the general partner, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company (formerly Super IntermediateCo LLC), Super MergerSub Inc. (“MergerSub”), and Super DownREIT MergerSub LLC (“Super REIT MergerSub” and together with the Company and MergerSub, the “Buyer Parties”). The Merger Agreement provided for, among other things, the merger of MergerSub with and into New Plan (the “Merger”), with New Plan surviving the Merger. In connection with the Merger, New Plan became a wholly owned subsidiary of Centro NP.

Immediately following the Merger, on April 20, 2007, New Plan, as the surviving corporation of the Merger, was liquidated (the “Liquidation”), and in connection with the Liquidation, (a) all of New Plan’s assets were transferred to, and all of its liabilities were assumed by, the Company, (b) all outstanding shares of preferred stock of New Plan were automatically converted into, and cancelled in exchange for the right to receive, cash liquidating distributions in accordance with their terms, and (c) all shares of common stock of New Plan were cancelled.

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Balance Sheet

September 30, 2007

(Unaudited, in thousands)

		Transferred
	Historical (a)	Assets (b)		Pro Forma
ASSETS
Real estate:
Land	$1,302,164	$(203,406)	(b1)	$1,098,758
Building and improvements	3,033,986	(375,665)	(b1)	2,658,321
Accumulated depreciation and amortization	(40,154)	5,750	(b1)	(34,404)
Net real estate	4,295,996	(573,321)		3,722,675
Real estate held for sale	990	—		990
Cash and cash equivalents	22,527	—		22,527
Restricted cash	22,668	—		22,668
Marketable securities	5,665	—		5,665
Receivables:
Trade, net of allowance for doubtful accounts	38,651	(6,347)	(b1)	32,304
Deferred rent, net	5,604	(739)	(b1)	4,865
Other, net	29,889	(30)	(b1)	29,859
Mortgages and notes receivable	568			568
Prepaid expenses and deferred charges	15,481	(688)	(b1)	14,793
Investment in/advances to unconsolidated ventures	216,760	299,075	(b2)	515,835
Intangible assets, net of accumulated amortization	823,328	(68,938)	(b1)	754,390
Goodwill	785,556			785,556
Other assets	33,450	(189)	(b1)	33,261
Total assets	$6,297,133	$(351,177)		$5,945,956

LIABILITES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, including unamortized premium	$433,237	$—		$433,237
Notes payable, net of unamortized premium	861,460	—		861,460
Credit facilities	304,000	—		304,000
Capital leases	31,054	—		31,054
Due to Centro Property Trust	303,400	—		303,400
Other liabilities	431,339	(38,210)	(b1)	393,129
Tenant security deposits	10,766	(1,685)	(b1)	9,081
Total liabilities	2,375,256	(39,895)		2,335,361

Minority interest in consolidated partnership and joint ventures	87,488	—		87,488

Commitments and contingencies	—	—		—

Members’ Capital:
Members’ capital	3,819,243	(311,282)	(b3)	3,507,961
Accumulated other comprehensive loss	(568)	—		(568)
Accumulated distribution in excess of net income	15,714	—		15,714
Total members’ capital	3,834,389	(311,282)		3,523,107
Total liabilities and members’ capital	$6,297,133	$(351,177)		$5,945,956

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2007

Presentation

The preceding pro forma consolidated balance sheet as of September 30, 2007 presents the historical amounts for Centro NP LLC (as successor to New Plan Excel Realty Trust, Inc. and its subsidiaries) (collectively the “Company”), adjusted for the effects of the distribution of 51% of approximately $610.0 million of assets (the “November Transferred Assets”) to Super LLC and the contribution of the remaining 49% of such assets to Centro NP Residual Holding LLC (“NP Residual Holding”), a newly formed limited liability company, of which the Company owns 49% and Super LLC owns 51%, as if such transactions had occurred on September 30, 2007.

The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company’s Form 10-Q for the quarter ended September 30, 2007.

The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transactions described above actually occurred on September 30, 2007, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

(a)                      Reflects the consolidated historical balance sheet of the Company as of September 30, 2007, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended September 30, 2007.

(b)                     Represents adjustments to reflect contribution of the Transferred Assets as follows:

(b1)               Represents the book value of the November Transferred Assets and the related liabilities.

(b2)               Represents the book value of the Company’s 49% interest in NP Residual Holding.

(b3)               Represents the distribution of the value of Super LLC’s 51% interest in NP Residual Holding.

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Period from April 5, 2007 through September 30, 2007

(Unaudited, in thousands)

		Pro Forma Adjustments
		August	November
		Transferred	Transferred
		Assets	Assets			August		November
	Company	Historical	Historical	Centro		Transferred		Transferred		Pro
	Historical (a)	(b1)	(b2)	Acquisition (c)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$198,210	$(10,741)	$(22,024)	$—		$(1,336)	(d1)	$(2,453)	(d1)	$161,656
Percentage rents	1,963	(64)	(103)	—		—		—		1,796
Expense reimbursements	53,306	(2,928)	(6,824)	—		—		—		43,554
Fee income	14,701	—	—	—		—		—		14,701
Total revenues	268,180	(13,733)	(28,951)	—		(1,336)		(2,453)		221,707

Operating Expenses:
Operating costs	42,203	(2,215)	(4,512)	—		—		—		35,476
Real estate taxes	32,400	(1,897)	(4,135)	—		—		—		26,368
Depreciation and amortization	108,160	(31)	(91)	—		(5,894)	(d2)	(12,369)	(d2)	89,775
Provision for doubtful accounts	1,232	(30)	(224)	—		—		—		978
General and administrative	13,832	(1)	—	—		—		—		13,831
Total operating expenses	197,827	(4,174)	(8,962)	—		(5,894)		(12,369)		166,428

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	70,353	(9,559)	(19,989)	—		4,558		9,916		55,279

Other income and expenses:
Interest, dividend and other income	3,570	—	—	—		—		—		3,570
Equity in income of unconsolidated ventures	1,608	—	—	—		2,450	(d3)	4,936	(d3)	8,994
Interest expense	(55,819)	—	—	—		—		—		(55,819)
Minority interest in income of consolidated partnership and joint ventures	(4,046)	—	—	1,701	(c1)	—		—		(2,345)
Income (loss) from continuing operations	$15,666	$(9,559)	$(19,989)	$1,701		$7,008		$14,852		$9,679

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Period from January 1, 2007 through April 4, 2007

 (Unaudited, in thousands, except per share information)

		Pro Forma Adjustments
		August	November
		Transferred	Transferred
		Assets	Assets			August		November
	Predecessor	Historical	Historical	Centro		Transferred		Transferred		Pro
	Historical (a)	(b1)	(b2)	Acquisition (c)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$92,663	$(8,204)	$(11,571)	$10,520	(c2)	$(879)	(d1)	$(1,042)	(d1)	$81,487
Percentage rents	2,169	(269)	(16)	—		—		—		1,884
Expense reimbursements	27,775	(2,073)	(3,931)	—		—		—		21,771
Fee income	8,832	—	—	—		—		—		8,832
Total revenues	131,439	(10,546)	(15,518)	10,520		(879)		(1,042)		113,974

Operating Expenses:
Operating costs	22,042	(1,489)	(2,167)	—		—		—		18,386
Real estate taxes	17,234	(1,386)	(2,294)	—		—		—		13,554
Depreciation and amortization	25,895	(2,039)	(3,266)	30,280	(c3)	(1,890)	(d2)	(2,918)	(d2)	46,062
Provision for doubtful accounts	3,277	(204)	(483)	—		—		—		2,590
General and administrative	51,932	—	—	(42,629)	(c4)	—		—		9,303
Total operating expenses	120,380	(5,118)	(8,210)	(12,349)		(1,890)		(2,918)		89,895

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	11,059	(5,428)	(7,308)	22,869		1,011		1,876		24,079

Other income and expenses:
Interest, dividend and other income	1,524	(2)	(1)	—		—		—		1,521
Equity in income of unconsolidated Ventures	974	—	—	—		2,143	(d3)	2,662	(d3)	5,779
Interest expense	(26,845)	45	—	1,300	(c5)	—		—		(25,500)
Minority interest in income of consolidated Partnership and joint ventures	(297)	—	—	—		—		—		(297)
(Loss) income from continuing operations	$(13,585)	$(5,385)	$(7,309)	$24,169		$3,154		$4,538		$5,582

(Loss) income from continuing operations per common share
Basic	$(0.22)									—
Diluted	$(0.20)									—

Weighted average shares outstanding – basic	103,355									—
Weighted average shares outstanding – diluted	109,558									—

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2006

(Unaudited, in thousands, except per share amounts)

		Pro Forma Adjustments
		August	November
		Transferred	Transferred			August		November
	Predecessor	Assets	Assets	Centro		Transferred		Transferred		Pro
	Historical (a)	Historical (b1)	Historical (b2)	Acquisition (c)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$334,349	$(29,587)	$(41,276)	$43,474	(c2)	$(3,460)	(d1)	$(4,718)	(d1)	$298,782
Percentage rents	4,903	(261)	(103)	—		—		—		4,539
Expense reimbursements	101,063	(8,359)	(13,298)	—		—		—		79,406
Fee income	16,660	—	—	—		—		—		16,660
Total revenues	456,975	(38,207)	(54,677)	43,474		(3,460)		(4,718)		399,387

Operating Expenses:
Operating costs	72,672	(5,428)	(7,652)	—		—		—		59,592
Real estate taxes	59,564	(5,008)	(7,235)	—		—		—		47,321
Depreciation and amortization	88,905	(7,535)	(10,721)	125,735	(c3)	(8,183)	(d2)	(14,017)	(d2)	174,184
Provision for doubtful accounts	7,922	(857)	(1,011)	—		—		—		6,054
General and administrative	28,674	(3)	—	(2,666)	(c4)	—		—		26,005
Total operating expenses	257,737	(18,831)	(26,619)	123,069		(8,183)		(14,017)		313,156

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	199,238	(19,376)	(28,058)	(79,595)		4,723		9,299		86,231

Other income and expenses:						—
Interest, dividend and other income	4,016	(2)	(4)	—				—		4,010
Equity in income of unconsolidated Ventures	5,143	—	—	—		6,370	(d3)	9,194	(d3)	20,707
Interest expense	(94,202)	1,655	—	(5,828)	(c5)	—		—		(98,375)
Minority interest in income of consolidated Partnership and joint ventures	(745)	—	—	—		—		—		(745)
Income (loss) from continuing operations	$113,450	$(17,723)	$(28,062)	$(85,423)		$11,093		$18,493		$11,828

Income from continuing operations per common share
Basic	$1.09									—
Diluted	$1.05									—

Average shares outstanding – basic	104,102									—
Average shares outstanding – diluted	108,814									—

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Statements of Operations

For the Period from April 5, 2007 through September 30, 2007, the Period from January 1, 2007 through April 4, 2007 and the Year Ended December 31, 2006

Presentation

The preceding pro forma consolidated statements of operations for the period from April 5, 2007 through September 30, 2007, present the historical amounts for the Company adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on April 5, 2007; and (iii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on April 5, 2007. The preceding pro forma consolidated statements of operations for the period from January 1, 2007 through April 4, 2007 and for the year ended December 31, 2006 present the historical amounts for the Predecessor, adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on January 1, 2007 and 2006, respectively; and (iii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on January 1, 2007 and 2006, respectively.

Notes and Management Assumptions

(a)                                  Reflects the consolidated results of operations of the Company or the Predecessor, as applicable, for period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended September 30, 2007 and the Predecessor’s Form 10-K for the year ended December 31, 2006, respectively.

(b1)                           Reflects the revenues and expenses of the August Transferred Assets, as included in the historical financial statements for the period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively.

(b2)                           Reflects the revenues and expenses of the November Transferred Assets, as included in the historical financial statements for the period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively.

(c)                                  Represents adjustments to reflect the Merger and Liquidation as follows:

(c1)                            Centro NP owned a controlling interest in New Plan, but did not own 100% of the outstanding shares of New Plan for the period April 5, 2007 through April 19, 2007. Accordingly, the shares not owned by Centro NP were minority interests of the Company. The Company’s historical results of operations included an adjustment to reflect the results of operations attributable to the minority interests. Had the Merger and Liquidation happened on April 5, 2007, this adjustment would not have been necessary.

(c2)                            Reflects the amortization of above and below market leases fair valued in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”).

(c3)                            Reflects the deprecation and amortization of assets recorded in accordance with SFAS No.141.

(c4)                            As discussed above, all outstanding stock-based compensation became fully vested and exercisable as a result of the Merger and Liquidation. Reflects the elimination of expenses associated with outstanding stock-based compensation.

(c5)                            Reflects the adjustment of interest expense for the following (1)  the redemption of $200 million of convertible bonds that had a coupon of 3.70%;  (2) the redemption of $115 million of convertible bonds that had a coupon rate of 3.75%;  (3)  the mark to market of  the remaining notes in accordance with SFAS No. 141 at an average rate of 6.13%;  (4)  the mark to market of mortgages in accordance with SFAS No. 141 at an average rate of  6.19%; (5) the mark to market adjustment on capital leases at a rate of 6%; (6)  interest that would have been incurred on the $303.4 million loan from Centro Property Trust at LIBOR plus 175 basis points; and (7)  the elimination of any interest incurred on swaps.

(d)                                 Represents adjustments to reflect the August Transferred Assets and November Transferred Assets as follows:

(d1)                           Reflects the elimination of amounts recorded in connection with amortization of above and below market leases fair valued in accordance with SFAS No. 141.

(d2)                           Reflects the elimination of amortization of intangible assets recorded in accordance with SFAS No.141.

(d3)                           Reflects the 49% ownership interest in the results of operations of NP Residual Holding.